POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Marcus Agius
Chairman

Dated: 14 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

David Booth
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Sir Richard Broadbent
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Richard Leigh Clifford
Non-Executive Director

Dated: 15 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Fulvio Conti
Non-Executive Director

Dated: 16 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

D.B. Cronjé

....

Dr Daniël Cronjé
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Professor Dame Sandra Dawson
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Robert Edward Diamond Jr
President

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Gary Hoffman
Vice Chairman

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Sir Andrew Likierman
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

C. Lucas

....

Christopher Lucas
Finance Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Sir Michael Rake
Non-Executive Director

Dated: 13 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Sir Nigel Rudd
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Stephen Russell
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Frederik Ferdinand Seegers
Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

Sir John Sunderland
Non-Executive Director

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

....

John Varley
Chief Executive

Dated: 17 April 2008

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each Director for the time being of Barclays PLC (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Registration Statement relating to the American Depositary Receipts of Barclays PLC to which this power of attorney is attached, (ii) any or all amendments (including post-effective amendments) to such Registration Statement and (iii) any Registration Statement pursuant to Rule 462(b) under the United States Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do an perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



Patience Wheatcroft
Non-Executive Director

Dated: 16 April 2008